UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 19, 2016

Universal Biosensors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52607	98-0424072
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Corporate Avenue Rowville, 3178, Victoria Australia	Not Applicable
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 3 9213 9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Paul Wright

On February 18, 2016, Mr. Paul Wright and Universal Biosensors Pty Ltd (“UBS”) entered into a separation agreement (“Separation Agreement”) under which the parties mutually agreed to the terms of Mr. Wright’s retirement as Chief Executive Officer and resignation from the Board of Directors (“Board”) of Universal Biosensors, Inc. (“Company”) and UBS, effective from March 10, 2016. Mr. Wright’s resignation did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks Mr. Wright for his service and commitment during his tenure as Chief Executive Officer and director of the Company and UBS.

Under the terms of the Separation Agreement, Mr. Wright will be paid his normal salary until March 31, 2016 plus his bonus of $94,258 earned in respect of FY2015, together with any annual leave accrued as at March 31, 2016. Under the terms of the Company’s employee option plan, all unvested options held by Mr. Wright will lapse on March 10, 2016, and he will have 30 days in which to exercise any vested options. Mr. Wright has agreed to release the Company and UBS from any claims he may have in connection with his employment or role as a director. This description of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Appointment of Andrew Denver as Interim Chief Executive Officer

In connection with the departure of Mr. Wright, the Board appointed its Chairman, Mr. Andrew Denver to serve in the position of Executive Chairman and interim Chief Executive Officer, effective March 11, 2016, while the Board conducts a search for a permanent Chief Executive Officer.

Mr. Denver, age 67, has served as a director of the Company since 2002 and as Chairman since 2005. Mr. Denver previously served as the interim Chief Executive Officer of the Company from September 2010 to May 2011. Mr. Denver has been a member of the Remuneration and Nomination Committee since January 2008 and was a member of the Audit and Compliance Committee from 2006 to January 2008 and from January 2010 to July 2010 and has again served as a member of the Audit and Compliance Committee since May 2013. Mr. Denver has served as a director of UBS since December 31, 2002. Mr. Denver’s term of appointment as a director of the Company ends on the date of our 2018 Meeting of stockholders. Between 2002 and 2005, Mr. Denver was President of Pall Asia, a subsidiary of Pall Corporation after the acquisition by Pall Corporation of US Filter’s Filtration and Separations business, where he was also President. Pall Corporation is a technology based filtration, separation and purification multinational company. Mr. Denver is a non-executive director of Vaxxas, Inc., SpeeDx Pty Ltd and Cochlear Ltd, all of which are life sciences companies, and until September 2010 and October 2008, was also a non-executive director of CathRx Ltd and Anzon Australia Ltd, respectively. Mr. Denver graduated from the University of Manchester with a Bachelor of Science Degree (Honors) in Chemistry and achieved a distinction in his M.B.A. at the Harvard Business School and is a Fellow of the Australian Institute of Company Directors.

In connection with Mr. Denver’s appointment to serve as the interim Chief Executive Officer of UBS and the Company, UBS (the entity that employs all of the employees of the Company and UBS) entered into a letter agreement with Mr. Denver on February 19, 2016 that is to be effective as of March 11, 2016 (the “Denver Employment Agreement”). The following description of the Denver Employment Agreement is qualified in its entirety by reference to the Denver Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Pursuant to the Denver Employment Agreement, Mr. Denver will earn a salary of A$300,000 per year plus superannuation, subject to increases at the discretion of UBS. The superannuation entitlements will be in accordance with applicable Australian legislation and UBS policies.

Related Party Transactions Between the Company and Mr. Denver

In September 2011, the Company entered into a non-exclusive license agreement with SpeeDx Pty Ltd (“SpeeDx”) pursuant to which SpeeDx granted the Company a license to use its proprietary MNAzyme technology in the field of molecular diagnostics. Under the agreement we will make milestone payments totaling A$500,000 to SpeeDx if certain specified targets are achieved and royalty payments ranging from 5% to 15% of that portion of our sales and licensing revenues arising from SpeeDx technology or products incorporating SpeeDx technology.

In August 2013, the Company entered into a consulting agreement with SpeeDx pursuant to which the Company provided certain services relating to the establishment and maintenance of a quality management system at SpeeDx. Consulting fees received under this agreement in 2014 were A$77,758 and there were no fees received in 2015. In addition, a success fee of A$50,000 was paid by SpeeDx in 2014 as the criteria for successful completion of the engagement was met. Mr. Denver is a director of the Company and SpeeDx.

ASX Release

On February 19, 2016, the Company filed a release with the Australian Securities Exchange (“ASX”) announcing these management changes. A copy of the ASX release is attached as Exhibit 99.1 to this current report on Form 8-K. The information in the ASX release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are being furnished herewith:

Exhibit	Description

10.1	Separation Agreement between the Company and Paul Wright, dated February 18, 2016

10.2	Employment Agreement between the Company and Andrew Denver, dated February 19, 2016

99.1	ASX Release of Universal Biosensors, Inc. dated February 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL BIOSENSORS, INC.

Date: February 19, 2016	By:	/s/ Andrew Denver
Andrew Denver
Chairman

Exhibit Index

Exhibit	Description

10.1	Separation Agreement between the Company and Paul Wright, dated February 18, 2016

10.2	Employment Agreement between the Company and Andrew Denver, dated February 19, 2016

99.1	ASX Release of Universal Biosensors, dated February 19, 2016

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